UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2020

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Louisiana Street, Suite 4200

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(Registrant’s telephone number, including area code): (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

As previously announced, on November 10, 2020, Summit Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), commenced an offer to purchase (the “Tender Offer”) for cash up to $25,000,000.00 aggregate purchase price of its 9.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”).

On December 29, 2020, the Partnership announced the final results of the Tender Offer, which expired at 11:59 p.m., New York City time, on December 23, 2020 (the “Expiration Date”). Based on information provided by D.F. King & Co., Inc., the tender and information agent of the Tender Offer (the “Tender and Information Agent”), as of the Expiration Date, 92,681 Series A Preferred Units had been validly tendered and not properly withdrawn. The Partnership accepted for purchase 75,075 Series A Preferred Units for a purchase price of $333.00 per Series A Preferred Unit, subject to applicable withholding taxes, for an aggregate purchase price of approximately $25,000,000.00. The Tender Offer was oversubscribed, and, pursuant to the terms of the Tender Offer, Series A Preferred Units validly tendered and not properly withdrawn were accepted on a pro rata basis, except for tenders of odd lots, which were accepted in full. The Partnership has been informed by the Tender and Information Agent that the proration factor for the Tender Offer, after giving effect to the priority for odd-lot holders, is approximately 80.92%.The Partnership will promptly issue payment for the Series A Preferred Units properly tendered and accepted for purchase and will return all other Series A Preferred Units tendered and not accepted for purchase. A copy of the related press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933 or the 1934 Act, regardless of any general incorporation language in such document.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 29, 2020.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Dated: December 29, 2020	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer